PNC ALTERNATIVE STRATEGIES TEDI FUND LLC

Supplement dated June 1, 2010

to the Prospectus dated August 3, 2009

THIS SUPPLEMENT CONTAINS IMPORTANT CHANGES TO THE INFORMATION CONTAINED IN THE PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

A)            Effective June 1, 2010, PNC Global Investment Servicing (U.S.) Inc., PFPC Trust Company and PNC Bank, N.A. will serve as sub-administrator, custodian and escrow agent, respectively, for the Fund and Master Fund.

B)            The following paragraph is to be inserted after the last paragraph under the section entitled “Eligible Investors” on page 68 of the prospectus:

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents.

C)            The third paragraph of the section entitled “Accountants and Legal Counsel” on page 80 of the prospectus is replaced in its entirety with the following:

        Ropes & Gray LLP, with offices at One International Place, Boston, Massachusetts 02110-2624, serves as legal counsel to the Fund and Master Fund. Sutherland Asbill & Brennan LLP, with offices at 1275 Pennsylvania Avenue, NW, Washington, DC 20004-2415, serves as counsel to the Independent Directors. Maples and Calder, whose principal business address is P.O. Box 309 GT, Ugland House, South Church Street, Grand Cayman, Cayman Islands, serves as legal counsel to the Offshore Fund.